Exhibit 99.1

Duck Creek Agrees to be Acquired by Vista Equity Partners for $2.6 Billion

Duck Creek shareholders to receive $19.00 per share in cash

Deal price represents a 64% premium to the 30-day VWAP

Duck Creek to become a privately held company upon completion of the transaction

Boston, MA – January 9, 2023 – Duck Creek Technologies (NASDAQ: DCT), the intelligent solutions provider defining the future of property and casualty (P&C) insurance, today announces it has entered into a definitive agreement to be acquired by Vista Equity Partners (“Vista”), a leading global investment firm focused exclusively on enterprise software, data and technology-enabled businesses, for $19.00 per share, in an all-cash transaction valued at approximately $2.6 billion.

Under the terms of the agreement, Duck Creek shareholders will receive $19.00 per share in cash, which represents a 46% premium to Duck Creek’s closing stock price on January 6, 2023, the last full trading day prior to the transaction announcement, and a premium of approximately 64% over the volume weighted average price of Duck Creek’s stock for the 30 days ending January 6, 2023.

“This transaction is a testament to the value of the Duck Creek platform, the success of our strategy and the strength of our incredible team. Following a deliberate and thoughtful process, the Board approved this transaction which delivers a great outcome for Duck Creek’s shareholders, providing them a certain and substantial cash value at an attractive premium”, said Michael Jackowski, Chief Executive Officer of Duck Creek. “Duck Creek is proud to have pioneered cloud-based mission-critical systems for the P&C insurance industry to deliver a best-in-class customer experience. We are excited to enter the next chapter for Duck Creek in partnership with Vista Equity Partners to continue supporting P&C insurance carriers’ move to the cloud.”

“Duck Creek is playing an outsized role in accelerating cloud strategies and unlocking all the advantages they provide this crucial sector of today’s economy,” said Monti Saroya, Senior Managing Director and Co-Head of Vista’s Flagship Fund. “Duck Creek’s modern cloud architecture and demonstrated market traction position it to define the next generation of mission-critical technology for P&C insurance.”

“Vista has an established track record of partnering with leading enterprise software businesses within the insurance industry and related verticals,” said Jeff Wilson, Managing Director at Vista. “We are excited to work with the Duck Creek team as we look to build on their best-in-class platform and solutions, which serve many of the world’s leading P&C insurance carriers.”

Certain Terms, Approvals and Timing

Transaction negotiations were led by a Special Committee of the Duck Creek Board of Directors, composed entirely of independent and disinterested directors. Following the recommendation of the Special Committee, the Duck Creek Board of Directors approved the merger agreement with Vista Equity Partners.

The transaction is expected to close in the second calendar quarter of 2023, subject to the satisfaction of customary closing conditions, including approval by Duck Creek’s stockholders and U.S. antitrust clearance. Upon completion of the transaction, Duck Creek’s common stock will no longer be publicly listed, and Duck Creek will become a privately held company. Vista Equity Partners intends to finance the transaction with fully committed equity financing that is not subject to any financing condition.

The agreement includes a “go-shop” period expiring at 11:59 p.m. Eastern time on February 7, 2023, which allows Duck Creek’s board of directors and its advisors to actively initiate, solicit and consider alternative acquisition proposals from third parties. Duck Creek’s board of directors will have the right to terminate the merger agreement to enter into a superior proposal subject to the terms and conditions of the merger agreement. There can be no assurance that this “go-shop” will result in a superior proposal, and Duck Creek does not intend to disclose developments with respect to the solicitation process unless and until it determines such disclosure is appropriate or otherwise required.

Advisors

J.P. Morgan is acting as financial advisor to Duck Creek, and Skadden, Arps, Slate, Meagher & Flom LLP is acting as legal counsel to Duck Creek.

Evercore is acting as financial advisor to the Special Committee, and Paul, Weiss, Rifkind, Wharton & Garrison LLP is acting as legal counsel to the Special Committee.

Kirkland & Ellis LLP is acting as legal counsel to Vista Equity Partners.

About Duck Creek Technologies

Duck Creek Technologies (NASDAQ: DCT) is the intelligent solutions provider defining the future of the property and casualty (P&C) and general insurance industry. We are the platform upon which modern insurance systems are built, enabling the industry to capitalize on the power of the cloud to run agile, intelligent, and evergreen operations. Authenticity, purpose, and transparency are core to Duck Creek, and we believe insurance should be there for individuals and businesses when, where, and how they need it most. Our market-leading solutions are available on a standalone basis or as a full suite, and all are available via Duck Creek OnDemand. Visit www.duckcreek.com to learn more. Follow Duck Creek on our social channels for the latest information – LinkedIn and Twitter.

About Vista Equity Partners

Vista is a leading global investment firm with more than $95 billion in assets under management as of September 30, 2022. The firm exclusively invests in enterprise software, data and technology-enabled organizations across private equity, permanent capital, credit and public equity strategies, bringing an approach that prioritizes creating enduring market value for the benefit of its global ecosystem of investors, companies, customers and employees. Vista’s investments are anchored by a sizable long-term capital base, experience in structuring technology-oriented transactions and proven, flexible management techniques that drive sustainable growth. Vista believes the transformative power of technology is the key to an even better future – a healthier planet, a smarter economy, a diverse and inclusive community and a broader path to prosperity. Further information is available at vistaequitypartners.com. Follow Vista on LinkedIn, @Vista Equity Partners, and on Twitter, @Vista_Equity.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes certain disclosures which contain “forward-looking statements” within the meaning of the federal securities laws, including but not limited to those statements related to the merger, including financial estimates and statements as to the expected timing, completion and effects of the merger. You can identify forward-looking statements because they contain words such as “expect,” “believe,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “forecast,” “outlook” and variations of these terms or the negative of these terms and similar expressions. Forward-looking statements, including statements regarding the merger, are based on Duck Creek’s current expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that may differ materially from those contemplated by the forward-looking statements, which are neither statements of historical fact nor guarantees or assurances of future performance.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the completion of the merger on the anticipated terms and timing, including obtaining required stockholder and regulatory approvals, and the satisfaction of other conditions to the completion of the merger; (ii) potential litigation relating to the merger that could be instituted against Duck Creek (the “Company”) or its directors, managers or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the merger (including the ability of certain customers to terminate or amend contracts upon a change of control) will harm the Company’s business, including current plans and operations, including during the pendency of the merger; (iv) the ability of the Company to retain and hire key personnel; (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; (vi) legislative, regulatory and economic developments; (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the merger that could affect the Company’s financial performance; (viii) certain restrictions during the pendency of the merger that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; (ix) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, outbreaks of war or hostilities or the COVID-19 pandemic, as well as management’s response to any of the aforementioned factors; (x) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xi) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger, including in circumstances requiring the Company to pay a termination fee; (xii) those risks and uncertainties set forth under the headings “Special Note Regarding Forward Looking Statements” and “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by the Company with the Securities and Exchange Commission (the “SEC”) from time to time, which are available via the SEC’s website at www.sec.gov; and (xiii) those risks that will be described in the proxy statement that will be filed with the SEC and available from the sources indicated below.

These risks, as well as other risks associated with the merger, will be more fully discussed in the proxy statement that will be filed with the SEC in connection with the merger. There can be no assurance that the merger will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. The forward-looking statements relate only to events as of the date on which the statements are made. The Company does not undertake any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, our actual results may vary materially from what we may have expressed or implied by these forward-looking statements. We caution that you should not place undue reliance on any of our forward-looking statements. You should specifically consider the factors identified in this communication that could cause actual results to differ. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect the Company.

Important Additional Information and Where to Find It

This communication is being made in connection with the merger. In connection with the merger, the Company plans to file a proxy statement and certain other documents regarding the merger with the SEC. The definitive proxy statement (if and when available) will be mailed to stockholders of the Company. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT THAT WILL BE FILED WITH THE SEC (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Stockholders will be able to obtain, free of charge, copies of such documents filed by the Company when filed with the SEC in connection with the merger at the SEC’s website (http://www.sec.gov). In addition, the Company’s stockholders will be able to obtain, free of charge, copies of such documents filed by the Company at the Company’s website (https://ir.duckcreek.com). Alternatively, these documents, when available, can be obtained free of charge from the Company upon written request to the Company at 22 Boston Wharf Road, Floor 10, Boston, Massachusetts 02210.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the merger. Additional information regarding the identity of the participants, and their respective direct and indirect interests in the merger, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the merger (if and when they become available). You may obtain free copies of these documents using the sources indicated above.

Contacts

For Duck Creek

Investor Contact:

Brian Denyeau

ICR

646 277 1251

Brian.denyeau@icrinc.com

Media Contacts:

Drake Manning

drake.manning@duckcreek.com

Carley Bunch

carley.bunch@duckcreek.com

Contacts

For Vista Equity Partners

Brian W. Steel

media@vistaequitypartners.com

(512) 730-2400